Service Corporation International Investor Presentation
June 17, 2013 $425 million Senior Unsecured Notes These
materials are not to be printed, downloaded or distributed.
These materials are only available to QIBs and non-]US
persons. NYSE: SCI North America's largest provider of
funeral, cemetery and cremation services

Forward-Looking Statements This presentation is not a
prospectus and is not an offer to sell securities. The
securities described herein are not being registered under
the US Securities Act of 1933, as amended (the "Act"), and
are being offered only to Qualified Institutional Buyers as
defined in Rule 144A under the Act and to certain y
non-]U.S. persons in offshore transactions in reliance on
Regulation S under the Act. Information set forth in this
release contains forward-]looking statements, which involve
a number of risks and uncertainties. Readers are cautioned
that any forward-]looking information is not a guarantee of
future performance and that actual results could differ
materially from those contained in the forward-]looking
information. Such forward-]looking statements include, but
are not limited to, statements about the benefits of the
business combination transaction involving SCI and Stewart
Enterprises, including future financial and operating
results, the combined company's plans, objectives,
synergies, expectations and intentions and other statements
that are not historical facts. These forward-]looking
statements are made only as of the date hereof. The
following factors, among others, could cause actual results
to differ from those set forth in the forwardlooking
statements: the ability to obtain regulatory approvals of
the transaction on the proposed terms and schedule; the
failure of Stewart Enterprises' shareholders to approve the
transaction; the risk that the businesses will not be
integrated successfully; divestitures that may be required
in connection with obtaining antitrust approvals for the
transaction; the risk that the cost savings and any other
synergies from the transaction may not be fully realized or
may take longer to realize than expected; disruption from
the transaction making it more difficult to maintain
relationships with customers, employees or suppliers.
Additional factors that may affect future results are
contained in SCI's filings with the SEC, which are
available at www.sci-]corp.com. SCI disclaims any update
and revise statements contained in these materials based on
new information or These materials are not to be printed,
downloaded or distributed. These materials are only
available to QIBs and non-]US persons. obligation to
otherwise. 2

Speakers
Service Corporation International
- Tom Ryan, President, Chief Executive Officer and Director
- Eric Tanzberger, Senior Vice President, Chief Financial
Officer and Treasurer
- Aaron Foley, Managing Director and Assistant Treasurer
These materials are not to be printed, downloaded or
distributed.
These materials are only available to QIBs and non-US
persons. 3

Agenda
- Financing overview
- Acquisition highlights
- Company overview
- Financial overview
- Appendix
These materials are not to be printed, downloaded or
distributed. These materials are only available to QIBs and
non-]US persons. 4

Service
Corporation
International
Financing overview
These materials are not to be printed, downloaded or
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non-]US persons. NYSE: SCI North America's largest provider of funeral, cemetery and cremation services

Summary of terms and conditions
Senior Unsecured Notes
Issuer: Service Corp. International (the "Company")
Principal Amount: $425 million Issue: Senior unsecured notes
Distribution: 144A with registration rights Security: None
Guarantors: None Use of Proceeds: Finance the Acquisition,
refinance certain indebtedness and pay fees and expenses
associated with the Acquisition Maturity: 8.5 years Call
Protection: NC4; In first year post non-call period,
callable at par plus 50% of coupon, which premium will step
down ratably annually to par Mandatory Redemption: "Change
of Control" put at 101% plus accrued interest Covenants:
Substantially similar to 4.50% senior y unsecured notes due
November 2020 Coupon Frequency: Semi-annual Joint
Bookrunners: J.P. Morgan Securities LLC, Merrill Lynch,
Pierce, Fenner & Smith Incorporated and Wells Fargo
Securities, LLC Senior Co-manager: SunTrust Robinson
Humphrey, Inc. Co-managers: BBVA Compass Securities and
Scotia Capital Escrow: Proceeds deposited in escrow until
satisfaction of escrow conditions. If escrow conditions are
not, or cannot, be satisfied by February 28, 2014, proceeds
will be used to redeem the notes at 100% of the initial
offering price, plus accrued and unpaid interest These
materials are not to be printed, downloaded or distributed.
These materials are only available to QIBs and non-US
persons.

Transaction timeline
June 2013             July 2013
S M T W T F S         S M T W T F S
1                     1 2 3 4 5 6
2 3 4 5 6 7 8         7 8 9 10 11 12 13
9 10 11 12 13 14 15   14 15 16 17 18 19 20
16 17 18 19 20 21 22  21 22 23 24 25 26 27
23 24 25 26 27 28 29  28 29 30 31
30
Execution event Market holiday
Date Event
June 17th - Announce notes offering, - Price offering July
1st - Issue and settle new notes (T +10 BD) Late Q4 2013 /
Early Q1 20141 - Funds release from escrow to fund
acquisition 1 Subject to HSR review These materials are not
to be printed, downloaded or distributed. These materials
are only available to QIBs and non-US persons. 7

Sources & uses and combined capitalization

Sources & uses

Sources	Amount ($mm)	Uses	Amount ($mm)
SCI cash	$104	Merger purchase price	$1,166
Stewart cash	150	Refinance Stewart Convertible Notes[2]	132
New Term Loan A[1]	550	Other Funding Needs, Expenses, and Estimated fees[3]	133
Revolving Credit Facility[1]	202	Roll-over of Stewart Senior Notes[4]	200
New Senior Notes	425		
Roll-over of Stewart Senior Notes[4]	200		
Total	**$1,631**	**Total**	**$1,631**

[1] SCI has received a commitment from affiliates of the initial purchasers for up to $1.1 billion of unsecured term and revolving credit facilities, including $600 million of Term Loan A, on terms substantially similar to those of its existing revolving credit facility, including with respect to guarantees by its subsidiaries

[2] Includes estimated amounts payable following the closing of the Acquisition to holders of Stewart's existing 3.125% Senior Convertible Notes due 2014 and 3.375% Senior Convertible Notes due 2016, assuming all such notes are converted into the merger consideration or otherwise tendered in connection with the Merger

[3] Includes funding obligations related to Supplemental Executive Retirement Plan and other compensation related amounts. Also includes breakage costs associated with the Stewart's convertible notes and M&A, legal and financing fees. Excludes cash collateralization of $20 million of Stewart's Florida surety bond and $6.25 million restricted cash at Stewart

[4] Reflects receipt by Stewart of the Required Consents to the Proposed Waiver and Amendment and the execution of the Amendment and Waiver Supplemental Indenture

Combined capitalization as of March 31, 2013[1]

($mm)	March 2013	xEBITDA[2]	Combined March 2013	xCombined EBITDA[2]
$500mm Revolver	87		289	
New Term Loan A	-		550	
Senior guaranteed debt	**$87**	**0.13x**	**$839**	**1.02x**
New Senior Notes	-		425	
Existing SCI Senior Notes	1,679		1,679	
Rolled Stewart Senior Notes[3]	-		200	
Senior unguaranteed debt	**$1,679**	**2.60x**	**$2,304**	**2.81x**
Other debt	185		185	
Total debt	**$1,951**	**3.03x**	**$3,328**	**4.06x**
Market capitalization (6/14/13)	3,770	5.85x	3,770	4.60x
Total capitalization	**$5,721**	**8.87x**	**$7,098**	**8.66x**

[1] As adjusted figures assume repayment in full of Stewart's 3.125% senior convertible notes due 2014 and 3.375% senior convertible notes due 2016, which we expect to remain outstanding for a limited period following the closing of the Acquisition

[2] Based on 3/31/13 EBITDA of $645mm and combined company 3/31/13 EBITDA of $820mm (includes $116mm of 1/31/13 Stewart EBITDA and $60mm of run rate synergies)

[3] Continue to be guaranteed by Stewart subsidiaries, but do not benefit from a SCI subsidiaries' guarantee

8

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Combined debt maturity profile
Existing debt maturity profile ($mm) $1,000 Senior notes
Letters of credit Credit facility borrowings Credit facility availability $ $382 $300 $400 $500 $600 $700 $800 $900
7.500% 8.000% Senior S i 4.500% Senior 7.000% Senior N t
7.625% Senior Notes 7.000% Senior Notes 6.750% Senior $500mm
RC facility $136 $197 $295 $250 $250 $200 $150 $200 $32 87
$0 $100 $200 2013 2014 2015 2016 2017 2018 2019 2020 2021
2022 2027 Senior Notes Notes Notes Notes Notes Combined
permanent debt maturity profile ($mm) $296 $148 $ 700 $800
$900 $1,000 $1,100 $1,200 Senior notes New TLA Stewart
senior notes Letters of credit Credit facility borrowings
Credit facility availability New senior notes 6.500% Stewart
1 $500mm RC facility New $425mm of senior notes 2 $136 $197
$295 $250 $250 $200 $150 $200 $28 $55 $55 $83 $330 $200 $56
$425 $0 $100 $200 $300 $400 $500 $600 2013 2014 2015 2016
2017 2018 2019 2020 2021 2022 2027 7.500% Senior Notes
8.000% Senior 7.000% Notes Senior Notes 7.625% Senior Notes
7.000% Senior Notes 6.750% Senior Notes Senior Notes 4.500%
Senior 6.750% Notes Senior Notes Note: Excludes capital
leases and other debt 1 New term loan A scheduled
amortization per year: 5% / 10% / 10% / 15% / 15% 2
Contingent on successful best efforts syndication; if not
successful, RC will mature in 2016 These materials are not
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are only available to QIBs and non-US persons. 9

Service Corporation International Acquisition highlights
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of funeral, cemetery and cremation services

Transaction overview
- On May 29, 2013, Service Corporation International ("SCI"
or the "Company") announced a definitive agreement to
acquire all of the outstanding shares of Class A and Class B common stock Enterprises of Stewart Enterprises, Inc.
("Stewart") for $13.25 in cash, per share - Acquisition
valued at $1.2 billion, or approximately $1.4 billion
inclusive of cash and debt acquired - Transaction subject to customary closing conditions, which include the approval of
Stewart's shareholders of their Class A common stock and the expiration of the waiting period under the
Hart-]Scott-]Rodino Antitrust Act - Frank Stewart and
certain of his affiliates have entered into a voting
agreement to support the transaction - Acquisition not
anticipated to close until end of year 2013 or early 2014 -
No expected impact to normalized financial outlook for 2013;
any costs incurred as a result of the transaction will be
considered one-]time and removed from normalized earnings
per share and adjusted cash flow from operations These
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Strategic rationale
- Complementary geographic fit in a highly fragmented
industry and established platform in attractive metropolitan markets - Further promotes our operational and preneed sales initiatives at a time when we believe the Baby Boomer impact is beginning to take effect - Stewart has leadership
positions in many of their markets; strong local scale with
significant volume through each location further leverages
back-office costs - Compelling and opportunistic use of
capital to accelerate long-term strategies and enhance
shareholder value - Immediately accretive to adjusted cash
flow from operations and normalized earnings per share,
excluding one-time implementation and closing costs -
Compelling return on investment that meaningfully exceeds
our weighted average cost of capital - Attractive and
tangible synergies - Favorable financing opportunities These
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A look at the combined company

	SCI LTM 3/31/13	Stewart LTM 1/31/13	Combined Company	Estimated Synergies	Post Synergy Combined Company[1]
Revenues (in millions)	$2,459	$527	$2,986		
Operating Income (in millions)	$427	$87	$514		
Operating Margin	*17.4%*	*16.5%*	*17.2%*		
Adjusted EBITDA (in millions)	$645	$116	$760	$60	$820
Preneed Backlog (in billions)	$7.5	$1.7	$9.2		
Number of Funeral Homes	1,437	217	1,654		
Number of Cemeteries	374	141	515		
Total Operating locations	1,811	358	2,169		
Total Combination Operations (included in above)	213	69	282		
Employees (at fiscal year end 2012)	20,567	4,800	25,367		

[1] Combined Company does not reflect divestitures that may be required by regulatory agencies

Adjusted EBITDA and Operating Margin are non-GAAP financial measures. Please see slides 31-32 for a reconciliation of Adjusted EBITDA to the appropriate GAAP measure and for other disclosures. The combined information does not include the impact of any divestitures which may be required in order to consummate the transaction.

13

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Significant synergies
We expect to realize approximately $60 million in annual
cost savings from the combined company within 24 months of
closing
- Synergy opportunities are significant
- Reduced back-office systems and infrastructure costs
- Elimination of duplicative public company and management structure costs
- Improved purchasing power through greater scale
- $60 million of synergies represent 11.4% of Stewart's revenues
- To achieve these synergies, we expect to incur one-time
cash costs of approximately $30 million spread over a 2 year period
We have a proven track record of successfully integrating
large acquisitions and delivering on or exceeding their
expected synergies
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Service
Corporation
International
Company overview
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distributed. These materials are only available to QIBs and non-]US persons.
NYSE: SCI North America's largest provider of funeral,
cemetery and cremation services

SCI at a glance
- Founded in 1962, we are the largest company in the North
American funeral and cemetery industry with more than 1,800
locations
- NYSE: SCI with a market cap of ~$3.8 billion
- LTM Mar-13 revenues of $2.5 billion or ~13% share of
industry revenues
- Backlog of future revenues of $7.5 billion or 3x annual
revenues
- Primarily supported by cash in regulated trust funds or
3rd party life insurance policies
- Robust and consistent free cash flow1
- Generated greater than $250 million of free cash flow
since 2009 with $310 million in the LTM period ended Mar-13
- Free cash flow used to enhance shareholder value through
strategic acquisitions, share repurchases and dividends,
while also managing debt maturity profile
- Poised to benefit from aging of America
1 Defined as Net Operating Cash Flow less capital
expenditures
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Investment highlights
- Predominant player in stable funeral and cemetery industry
- Unparalleled network and scale - Significant and
consistent cash flows - Strong liquidity, financial
flexibility and favorable debt maturity profile -
Disciplined and focused capital allocation strategy -
Differential growth strategies that are not capital
intensive - Attractive demographic trends These materials
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Our competitive strengths
- Unparalleled network - 1,437 funeral homes & 374
cemeteries (57% combos*) - 43 states and 8 Canadian
provinces - Multi-]brand portfolio: key brand called Dignity
Memorial(R) - Ability to leverage scale - Sharing of
personnel, vehicles and other resources - Centralized or
outsourced operating and accounting functions - Purchasing
power - Preneed sales opportunity - Premier education
platform for our ~21 000 employees
*SCI has 213 combos which means 57% of our cemeteries has a
funeral home located on the cemetery grounds creating
additional synergies and added convenience for customers.
21,000
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Deathcare Industry landscape
All data as based on most recent trailing 12 months
SCI $2,459
Revenues (In millions)
Public Consolidators = 18%
Independent = 82%
Stewart $527
StoneMor $194
Carriage $204
Properties
SCI $1,811
- Cemeteries
- Funeral homes
Stewart $357
StoneMor $368
Carriage $200
Free Cash Flow1 (In millions)
SCI $310
Stewart $57
StoneMor $21
Carriage $15
Total Preneed Backlog (In millions)
SCI $7,300
Stewart $1,692
StoneMor $485
Carriage $463
1Defined as net operating cash flow less capital expenditures
Free cash flow is a non-GAAP financial measure. Our peer
companies may not use the measure Free cash flow, or if they do, they may not calculate it in the same way that we do.
The numbers above are based on public disclosures and are
calculated, to the extent we can determine, in the same
manner that we calculate Free cash flow.
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Favorable demographic trends
In 2011, the 60+ population was 18.5% and is projected to exceed 25% by 2030
25.7%
100,000 30%
Population in Thousands % of total population
20.8%
23.1%
24.9%
75,000 25%
Age 60 and over
First "Baby Boomers"
reached age 60 in 2006
15.7%
16.8%
15.7%
18.5%
15%
20%
25,000
50,000
Age 60 and over
10%
1980 1990 2000 2011 2015E 2020E 2025E 2030E
0
1980 1990 2000 2011 2015E 2020E 2025E 2030E
Source: U.S. Census Bureau
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Preneed cemetery sales production is the primary driver of growth over the near term

We anticipate growth in the mid to high single digit % range for 2013

Preneed Cemetery Production Growth[1]



6.0%
12.3%
10.2%
6.7%
2010
2011
2012
Q1 13

Growing preneed sales is our key internal growth initiative

- PAF and Cemetery Heritage Sales are the two major levers which allow us to control our success; the rest of our business is dependent upon current year mortality and our ability to prudently manage our costs
- Investing nearly $250 million annually to further enhance our focus on sales growth
- Because of our size and scale, we believe we have the greatest "game changing" opportunity of any company in the profession
- Expanding the number of sales counselors
- Training and development aimed at increasing sales counselor productivity
- Generating quality leads through targeted direct mail, select media advertising, seminars, and the internet
- Maximizing opportunity created by the aging population

[1] Preneed cemetery production growth is based on same stores as reported

21

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On the funeral side, we are mitigating soft volumes by
increasing the average sale and by growing backlog
Change in Funeral Volume/Sales Average1
Volume Average
1.0%
1.8%
2.2%
4.3%
1.1%
(1.9%) (2.5%) (2.0%)
2010 2011 2012 Q1 13
Preneed Funeral Production Growth
8.4%
7.0%
3.6%
5.2%
2010 2011 2012 Q1 13
1 Funeral volume and average growth are based on same stores as reported
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Service
Corporation
International
Financial overview
NYSE: SCI North America's largest provider of funeral,
cemetery and cremation services
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SCI historical financial overview
Revenue ($mm)
$2,156 $2,054 $2,191 $2,316 $2,410
$ 1,800 $ 2,000 $ 2,200 $ 2,400 $ 2,600
2008A 2009A 2010A 2011A 2012A
Adjusted EBITDA ($mm)
$509 $505 $539 $576 $618
$0 200 $400 $600 $800
2008A 2009A 2010A 2011A 2012A
Adjusted EBITDA less capex ($mm)
$355 $421 $441 $458 $502
$0 $200 $400 $600
2008A 2009A 2010A 2011A 2012A
Free cash flow ($mm)
$196 $288 $256 $270 $254
$400 $300 $200 $100 $0
2008A 2009A 2010A 2011A 2012A
Note: Free cash flow defined as net operating cash flow from operations less capital expenditures
Note: SCI's fiscal year end is December 31
Free cash flow is a non-GAAP financial measure
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Stewart historical financial overview
Revenue ($mm)
$526 $486 $500 $513 $516
$460 $480 $500 $520 $540
2008A 2009A 2010A 2011A 2012A
Adjusted EBITDA ($mm)
$111 $90 $98 $103 $110
$0 $40 $80 $120
2008A 2009A 2010A 2011A 2012A
Adjusted EBITDA less capex ($mm)
$100 $80 $60 $40 $20 $0
$84 $69 $82 $76 $89
2008A 2009A 2010A 2011A 2012A
Free cash flow ($mm)
$0 $20 $40 $60 $80
$58 $64 $47 $60 $56
2008A 2009A 2010A 2011A 2012A
Note: Free cash flow defined as cash flow from operations
less capital expenditures
Note: Stewart's fiscal year end is October 31
Free cash flow is a non-GAAP financial measure
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SCI has a track record of successful synergy realization

KEY SYNERGIES ($ millions)

Category	Stand-alone costs[1]	Est. synergies	Est. savings[2]	% of LTM sales[3]
Alderwoods Transaction				
Administration and Facilities	$5.5	$3.3	60%	0.4%
Asset management/Corp Dev.	$1.2	$0.6	50%	0.1%
Executive and bonuses	$12.5	$10.0	80%	1.3%
Finance and Accounting	$17.5	$13.2	75%	1.8%
HR and Payroll	$4.0	$2.0	50%	0.3%
IT & Process Improvement	$16.3	$12.2	75%	1.6%
Legal and Governance	$10.7	$7.5	70%	1.0%
Marketing	$1.4	--	--	--
Operations and Support	$27.2	$16.3	60%	2.2%
Total	$96.3	$65.1	68%	8.7%
Actual synergies achieved		$95.0	99%	12.7%
Stewart Transaction				
Administration and Facilities	$1.3	$1.2	93%	0.2%
Asset management/Corp Dev.	$1.2	$1.2	100%	0.2%
Executive and bonuses	$5.1	$3.9	76%	0.7%
Finance and Accounting	$11.7	$10.4	89%	2.0%
HR and Payroll	$7.0	$3.7	52%	0.7%
IT & Process Improvement	$10.8	$8.2	76%	1.6%
Legal and Governance	$2.3	$2.0	87%	0.4%
Marketing	$4.8	$2.8	58%	0.5%
Operations and Support	$39.9	$16.6	42%	3.1%
Total	$84.0	$50.0	59%	9.4%
Purchasing synergies		$10.0		1.9%
Total estimated synergies		$60.0		11.3%

We have a proven track record of successfully integrating large acquisitions and delivering on or exceeding its expected synergies

Source: SCI Management estimates
[1] Reflects the identified duplicative costs that could potentially be eliminated
[2] % of estimated savings costs
[3] Based on LTM sales of Alderwoods of $749mm and Stewart of $530mm at time of announcement

26

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Immediate de-leveraging post Alderwoods transaction
Net Debt PF LTM EBITDA Compliance Net Leverage
Alderwoods acquisition closed in November 2006
$ in millions
$2,012
$1,881
$1,800 $1,738 $1,776
4.2x
Q3 2006 leverage
impacted by larger than
usual cash balance
3.6x 3.5x
3 4
SCI
cash:
$637
earmarked for pending
acquisition
$733
$418 $481 $525 $509 $515 $513
3.4x 3.5x
Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007
1.8x
Source: SCI's credit agreement and compliance certificates
1 Defined as total debt plus letters of credit less cash in
excess of $25 million divided by LTM EBITDA
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Financial policy - we anticipate quickly returning to
targeted leverage ratios
- We anticipate our leverage to increase to approximately
4.0x on a net debt/EBITDA basis. But, similar to the
Alderwoods transaction, we anticipate returning to targeted
leverage ratios between 3.0x - 3.5x using strong cash flows
and anticipated divestiture proceeds
- We believe the strong cash flows and balance sheet of the
combined company will facilitate rapid de-leveraging
post-close
- We will remain focused on de-leveraging post-close until
target levels are achieved. We expect to maintain a balanced approach of investing in our business and returning capital
to shareholders while also supporting a prudent capital
structure
- We anticipate the continuation of our regular quarterly
cash dividend
- On May 8, 2013, our board increased quarterly dividend by
17% to 7 cents
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Service
Corporation
International
Questions and Answers
NYSE: SCI North America's largest provider of funeral,
cemetery and cremation services
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Service
Corporation
International
Appendix
NYSE: SCI North America's largest provider of funeral,
cemetery and cremation services
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EBITDA & Adjusted EBITDA
- We use EBITDA as an underlying operational performance
measure of the continuing operations of the business and to
have a basis to compare underlying operating results to
prior and future periods
- To calculate EBITDA we make adjustments EBITDA, to net
income (a GAAP measure) to remove provision for income
taxes, interest expense and depreciation and amortization
expense
- Adjusted EBITDA is a financial measure calculated in
accordance with our credit agreement, and represents EBITDA
further adjusted to reflect the impact of:
- Gains or losses on the early extinguishment of debt
- Gains or losses on divestitures and impairment charges,
net
- Non-cash stock compensation expenses
- Other operating income, net
- Acquisitions and dispositions
- Other non-recurring expenses
- We believe that EBITDA and Adjusted EBITDA provide
investors and lenders with additional information to measure our financial performance and evaluate our ability to
service debt
- Our calculations of EBITDA and Adjusted EBITDA are
non-GAAP measures and are not necessarily comparable to
other similarly titled measures of other companies. In
addition, EBITDA and Adjusted EBITDA do not include interest expense and the replacement costs of assets, both of which
can impact its ability to generate profits and cash flows
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EBITDA and Adjusted EBITDA reconciliation
(in millions) SCI
LTM at March 31, 2013
STEWART
LTM at January 31, 2013
2012 Q1 12 Q1 13 LTM 2012 Q1 12 Q1 13 LTM
Net income $152.5 $48.0 $57.6 $162.1 $35.9 $8.5 $15.5 $42.9
Provision for income taxes 91.5 23.1 35.3 103.7 18.0 4.5 5.1 18.6
Interest expense 135.1 33.6 32.8 134.3 23.4 5.9 5.9 23.4
Depreciation and amortization 189.1 45.3 45.2 189.0 26.4 6.6 6.5 26.3
EBITDA $568.2 $150.0 $170.9 $589.1 $103.7 $25.5 $33.0 $111.2
Loss on early extinguishment of debt 22.7 - - 22.7 - - - -
Non-cash stock compensation
expenses 11.0 2.6 2.8 11.2 3.4 1.1 1.0 3.3
Acquisition, restructuring and system
transition costs 9.1 - 2.3 11.4 3.8 - 0.2 4.0
(Gain) Loss on divestitures 1.5 0.5 1.0 2.0 (0.4) (0.3) (0.7) (0.8)
Other 5.4 (1.2) 1.6 8.2 (1.1) - (1.0) (2.1)
Adjusted EBITDA $617.9 $151.9 $178.6 $644.6 $109.4 $26.3 $32.5 $115.6
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